Filed pursuant to Rule 497(e)

Registration No. 333-193915

BMO LGM Frontier Markets Equity Fund

Supplement dated June 30, 2020 to the Prospectus

dated December 27, 2019, as supplemented

Effective June 30, 2020, the Fund is closed to new purchases. BMO Asset Management Corp., the Fund’s investment adviser, may, for any reason, make exceptions and may reopen the Fund to new purchases at any time.

Thank you for your investment in the Fund. Please contact BMO Funds - U.S. Services at 1-800-236-FUND for additional information.

Please retain this Supplement with your Prospectus for future reference.